Exhibit 99.8

Execution Version

Second Amendment to Note Purchase Agreement

This Second Amendment to Note Purchase Agreement (this “Second Amendment”) dated as of July 3, 2018 is between South Jersey Gas Company, a New Jersey corporation (the “Company”), and each of the institutions that is a signatory to this Second Amendment (collectively, the “Noteholders”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Note Purchase Agreement (as defined below).

W I T N E S S E T H

Whereas, the Company and the institutional investors named therein have heretofore entered into a Note Purchase Agreement dated September 20, 2012 (the “Note Purchase Agreement”), relating to issue and sale by the Company of its (i) $50,000,000 aggregate principal amount of its Medium Term Notes, Series D, 2012-2, Tranche A, due September 20, 2024  (the “Tranche A Notes”) and (ii) $35,000,000 aggregate principal amount of its Medium Term Notes, Series D, 2012-2, Tranche B, due November 30, 2024 (the “Tranche B Notes” and, together with the Tranche A Notes, the “Notes”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Note Purchase Agreement.

Whereas, the Company and holders of 100% of the outstanding Notes have agreed to make certain amendments to the Note Purchase Agreement as hereinafter set forth.

Whereas, all requirements of law have been fully complied with and all other acts and things necessary to make this Second Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

Now, therefore, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Second Amendment set forth in Section 3 hereof, and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.             Amendments to Note Purchase Agreement.

Section 1.1.          Clause (ii) of the definition of “Change in Control” contained in Section 8.7(g) of the Note Purchase Agreement shall be and is hereby amended and restated in its entirety to read as follows:

“(ii) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or “group” (within the meaning of the Exchange Act and the rules of the SEC thereunder as in effect on the Closing Date) of 50% or more of the outstanding ownership interests of the Company, other than an acquisition by the Parent or any Subsidiary of the Parent of such outstanding ownership interests of the Company.”

Section 1.2.          The following shall be and hereby is added as a new Section 9.8 of the Note Purchase Agreement:

“Section 9.8.     Ownership.  The Parent will directly or indirectly own, at all times, 100% of the Capital Stock having voting rights of the Company.”

Section 1.3.          The following definitions shall be and hereby are added in alphabetical order to Schedule B of the Note Purchase Agreement to read as follows:

“‘Parent’ shall mean South Jersey Industries, Inc., a New Jersey corporation.”

Section 2.             Representations and Warranties of the Company.

Section 2.1.          To induce the Noteholders to execute and deliver this Second Amendment (which representations shall survive the execution and delivery of this Second Amendment), the Company represents and warrants to the Noteholders that:

(a)           this Second Amendment has been duly authorized, executed and delivered by it, and this Second Amendment and the Note Purchase Agreement as amended by this Second Amendment each constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(b)          the execution, delivery and performance by the Company of this Second Amendment (i) have been duly authorized by all necessary corporate action on the part of the Company, (ii) does not require the consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority, and (iii) will not contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or bylaws, or any other Material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected;

(c)           as of the date hereof and after giving effect to this Second Amendment, no Default or Event of Default has occurred which is continuing;

(d)           the Company has provided the Noteholders with true, correct and complete copies of the amendments to each of the Principal Credit Facilities relating to the subject matter of this Second Amendment; and

(e)           no consent fee, amendment fee or other similar form of consideration is being paid or given, in respect of any Principal Credit Facility, to all consenting lenders or noteholders under such Principal Credit Facility in consideration for their consent to an amendment that addresses the subject matter of this Second Amendment.

Section 3.             Conditions to Effectiveness of This Second Amendment.

Section 3.1.          This Second Amendment shall not become effective until, and shall become effective when:

(a)           executed counterparts of this Second Amendment, duly executed by the Company and the holders of 100% of the outstanding Notes, shall have been delivered to the Noteholders;

(b)           the Company shall have provided the Noteholders with true, correct and complete copies of the amendments to each of the Principal Credit Facilities relating to the subject matter of this Second Amendment in form and substance satisfactory to the Noteholders;

(c)           the Noteholders shall have received a copy of the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance by the Company of this Second Amendment, certified by its Secretary or an Assistant Secretary;

(d)           the Noteholders shall have received the favorable opinion of counsel to the Company (which may be internal counsel) as to the matters set forth in Sections 2.1(a) and 2.1(b) hereof, which opinion shall be in form and substance satisfactory to the Noteholders; and

(e)           the Company shall have paid or caused to be paid reasonable, out-of-pocket fees and expenses of Chapman and Cutler LLP, special counsel to the Noteholders, in connection with the negotiation, approval, execution and delivery of this Second Amendment, to the extent invoiced at least 2 Business Days in advance of the date hereof.

Section 4.             Miscellaneous.

Section 4.1.          This Second Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this Second Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

Section 4.2.          Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Second Amendment may refer to the Note Purchase Agreement without making specific reference to this Second Amendment but nevertheless all such references shall include this Second Amendment unless the context otherwise requires.

Section 4.3.          The descriptive headings of the various Sections or parts of this Second Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Section 4.4.          This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 4.5.          The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Second Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

South Jersey Gas Company

By:	/s/ Ann T. Anthony
Name: Ann T. Anthony
Title: Treasurer and Secretary

Accepted as of the date first written above.

The Northwestern Mutual Life Insurance Company

By:	Northwestern Mutual Investment Management Company, LLC, its investment adviser

By:	/s/ Bradley T. Kunath
Name: Bradley T. Kunath
Title: Managing Director

We acknowledge that we hold $30,000,000 Medium Term Notes, Series D, 2012-2, Tranche A, due September 20, 2024

We acknowledge that we hold $20,000,000 Medium Term Notes, Series D, 2012-2, Tranche B, due November 30, 2024

South Jersey Gas Company Second Amendment to
September 20, 2012 Note Purchase Agreement

Accepted as of the date first written above.

American United Life Insurance Company

By:	/s/ Michael Bullock
Name: Michael Bullock
Title: VP, Private Placements

We acknowledge that we hold $8,000,000 Medium Term Notes, Series D, 2012-2, Tranche A, due September 20, 2024

We acknowledge that we hold $7,000,000 Medium Term Notes, Series D, 2012-2, Tranche B, due November 30, 2024

South Jersey Gas Company Second Amendment to
September 20, 2012 Note Purchase Agreement

Accepted as of the date first written above.

United of Omaha Life Insurance Company

By:	/s/ Justin P. Kavan
Name: Justin P. Kavan
Title: Senior Vice President

We acknowledge that we hold $5,000,000 Medium Term Notes, Series D, 2012-2, Tranche A, due September 20, 2024

Mutual of Omaha Insurance Company

By:	/s/ Justin P. Kavan
Name: Justin P. Kavan
Title: Senior Vice President

We acknowledge that we hold $1,000,000 Medium Term Notes, Series D, 2012-2, Tranche A, due September 20, 2024

We acknowledge that we hold $1,000,000 Medium Term Notes, Series D, 2012-2, Tranche B, due November 30, 2024

Omaha Reinsurance Company

By:	/s/ Justin P. Kavan
Name: Justin P. Kavan
Title: An Authorized Signer

We acknowledge that we hold $3,000,000 Medium Term Notes, Series D, 2012-2, Tranche B, due November 30, 2024

South Jersey Gas Company Second Amendment to
September 20, 2012 Note Purchase Agreement

Accepted as of the date first written above.

Modern Woodmen of America

By:	/s/ Douglas A. Pannier
Name: Douglas A. Pannier
Title: Group Head – Private Placements

By:	/s/ Christopher M. Cramer
Name: Christopher M. Cramer
Title: Manager – Fixed Income

We acknowledge that we hold $6,000,000 Medium Term Notes, Series D, 2012-2, Tranche A, due September 20, 2024

We acknowledge that we hold $4,000,000 Medium Term Notes, Series D, 2012-2, Tranche B, due November 30, 2024

South Jersey Gas Company Second Amendment to
September 20, 2012 Note Purchase Agreement